Exhibit 10.14.a

FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT

THIS AMENDMENT (herein so called) is entered into as of May 10, 2006, among FMC TECHNOLOGIES B.V., a private company with limited liability (besloten vennootschap met bepertke aansprakelijkheid) incorporated under the laws of The Netherlands (the “Borrower”), FMC TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), the Lenders (herein so called) party to the Credit Agreement (hereinafter defined) and DnB NOR BANK ASA, as Administrative Agent (as defined in the Credit Agreement) for the Lenders.

The Borrower, the Parent, the Lenders and the Administrative Agent are party to the Five-Year Credit Agreement dated as of November 10, 2005 (the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects. Accordingly, for valuable and acknowledged consideration, the Borrower, the Parent, the Lenders and the Administrative Agent agree as follows:

1.          Terms and References. Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections”, “Articles” and “Exhibits” are to the Credit Agreement’s sections, articles and exhibits.

2.          Amendments. The Credit Agreement is amended as follows:

(a)        The definition of Revolving Period contained in Section 1.01 is amended in its entirety to read as follows:

“Revolving Period means the period commencing on the date of this Agreement and ending on the earlier of (a) the Maturity Date or (b) the Business Day designated in a notice from the Borrower to the Administrative Agent as the last day of the Revolving Period, which notice must be given not less than ten Business Days prior to such last day.”

(b)        Section 6.01(b) is amended in its entirety to read as follows:

“(b) On or before December 31, 2005 for the fiscal year ended December 31, 2004 and as soon as available but in any event not more than 180 days after the end of each other fiscal year of the Borrower, a balance sheet of the Borrower as of the end of such fiscal year, and the related profit and loss account for such fiscal year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year, certified by the managing directors of the Borrower and prepared in a manner consistent with the balance sheets and profit and loss accounts of the Borrower for fiscal years 2002 and 2003 which have been previously delivered to each of the Lenders.”

(c)        The reference to Section 6.01(b) contained in Section 6.01(d) is deleted.

3.          Conditions Precedent to Effectiveness. This Amendment shall not be effective until the Administrative Agent receives (a) counterparts of this Amendment executed by the Borrower, the Parent,

1	First Amendment to
FMC Technologies B.V. Five-Year Credit Agreement

the Lenders and the Administrative Agent, and (b) such other documents, instruments and certificates as the Administrative Agent may reasonably request.

4.          Representations. Each of the Parent and the Borrower (as to itself, and its Subsidiaries only) represents and warrants to the Lenders that as of the date of this Amendment, (a) the representations and warranties contained in Article V are true and correct in all material respects except to the extent that such representations and warranties refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the resolutions and certifications attached as Appendices C, D, E and F to that certain Formalities Certificate of the Borrower dated November 10, 2005, heretofore delivered to the Administrative Agent, have not been modified, amended or rescinded and remain in full force and effect, and (d) the resolutions attached as Exhibits C and D to that certain Certificate of Assistant Secretary of the Parent dated November 10, 2005, heretofore delivered to the Administrative Agent, have not been modified, amended or rescinded and remain in full force and effect.

5.          Ratification of Guaranty. The Parent consents to the amendments to the Credit Agreement effected hereby, agrees that its obligations under the Guaranty are not released, discharged, reduced or otherwise affected by such amendments and ratifies and confirms all of its obligations under the Guaranty and the other Loan Documents to which it is a party.

6.          Effect of Amendment. This Amendment is a Loan Document. Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.          Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

8.           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

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FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

FMC TECHNOLOGIES B.V.		COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK
By:	/s/ Joseph J. Meyer	BRANCH, as a Lender
Joseph J. Meyer, Attorney

		By:	/s/ Ivan Rodriguez
Ivan Rodriguez, Vice President
FMC TECHNOLOGIES, INC.

		By:	/s/ Andrew Sherman
By:	/s/ Joseph J. Meyer		Andrew Sherman, Associate General
	Joseph J. Meyer, Director, Treasury		Counsel
Operations

FOKUS BANK ASA, as a Lender
DnB NOR BANK ASA, as Administrative Agent

		By:	/s/ Ronny Gothesen
By:	/s/ Nikolai A. Nachamkin		Ronny Gothesen, General Manager
Nikolai A. Nachamkin, Senior Vice
President

JPMORGAN CHASE BANK, NA, as a Lender
By:	/s/ Tor Ivar Hansen
Tor Ivar Hansen, Assistant Vice President
		By:	/s/ Helen A. Carr
Helen A. Carr, Managing Director

DnB NOR BANK ASA, as a Lender

MIZUHO CORPORATE BANK, LTD., as a
By:	/s/ Nikolai A. Nachamkin	Lender
Nikolai A. Nachamkin, Senior Vice
President
		By:	/s/ Robert Gallagher
Robert Gallagher, Senior Vice President

By:	/s/ Tor Ivar Hansen
Tor Ivar Hansen, Assistant Vice President

NATIONAL CITY BANK OF THE
MIDWEST, as a Lender

BANK OF AMERICA, N.A., as a Lender

		By:	/s/ Jon R. Hinard
By:	/s/ Ronald E. McKaig		Jon R. Hinard, Senior Vice President
Ronald E. McKaig, Senior Vice President

Signature Page to First Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

ROYAL BANK OF SCOTLAND, PLC, as a Lender		U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Maggan Soderberg	By:	/s/ R. Michael Newton
	Maggan Soderberg, Vice President		R. Michael Newton, Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,		WELLS FARGO BANK, N.A., as a Lender
LTD., as a Lender

		By:	/s/ Eric R. Hollingsworth
By:	/s/ Kelton Glasscock		Eric R. Hollingsworth, Vice President
Kelton Glasscock, Vice President &
Manager

WESTLB AG, NEW YORK BRANCH, as a
Lender

THE NORTHERN TRUST COMPANY, as a
Lender
		By:	/s/ Duncan Robertson
Duncan Robertson, Executive Director
By:	/s/ Preeti Sullivan
Preeti Sullivan, Vice President
		By:	/s/ Rolf Schmitz
Rolf Schmitz, Director

Signature Page to First Amendment to

FMC Technologies B.V. Five-Year Credit Agreement